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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): September 26 2005



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



        California                     0-27122                  94-2900635
(State or other jurisdiction  (Commission file number)       (I.R.S. Employer
     of incorporation)                                    Identification Number)


                3011 Triad Drive                     94550
                 Livermore, CA                     (Zip Code)
      (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications
pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02       Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

     (b) On September 26, 2005, Ronald E. F. Codd affirmatively notified Adept Technology, Inc. ("Adept") that he has determined not to stand for re-election to Adept's Board of Directors of at Adept's 2005 Annual Meeting of Shareholders, scheduled for November 3, 2005 (the "2005 Annual Meeting"). Mr. Codd will remain a director of Adept until the 2005 Annual Meeting.

Item 7.01       Regulation FD Disclosure

Board of Directors Membership
-----------------------------

     On September 28, 2005, Adept's Board of Directors nominated Richard Juelis for election to the Board of Directors, to be effective as of his election by Adept's shareholders at the 2005 Annual Meeting. The Board of Directors also appointed Mr. Juelis to chair Adept's Audit Committee and to serve on Adept's Compensation Committee and Nominating and Corporate Governance Committee, effective upon his election by the shareholders at the 2005 Annual Meeting.

NASDAQ Listing Application
--------------------------

     As explained further in Adept's proxy statement, Adept intends to file an application for the quotation of its common stock on the Nasdaq National Market System.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADEPT TECHNOLOGY, INC.



Date:  September 30, 2005                   By:      /s/ Robert R. Strickland
                                                --------------------------------
                                                     Robert R. Strickland
                                                     Chief Financial Officer